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                                                                   EXHIBIT 10.12

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of September 1996 by and between Rollerball International, Inc., a Delaware corporation (the "Company"), and the person whose name appears on the signature page attached hereto (individually a "Holder" and collectively, with the holders of other debentures issued in the Offering, the "Holders").

         WHEREAS, pursuant to a Confidential Private Placement Memorandum dated July 1996 (the "Memorandum"), the Company has offered (the "Offering") up to $1,500,000 of 12% Subordinated Convertible Debentures (the "Debentures"), where each Debenture is convertible into shares of common stock (the "Shares") priced at 30% of the initial public offering price of the Company's Common Stock and one half (1/2) warrant for each Share (the "Warrant Shares") to purchase one share of Common Stock at 120% of the initial public offering price of Common Stock.

         WHEREAS, pursuant to the terms of and in order to induce the Holders to enter into that certain subscription agreement dated the date hereof between the Company and the Holder (the "Subscription Agreement") to purchase Debentures, the Company and the Holder have agreed to enter into this Agreement;

         WHEREAS, it is intended by the Company and the Holder that this Agreement shall become effective immediately upon the acquisition by the Holder of the Debentures;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company hereby agrees as follows:

         1.       Registration Rights

                  (a) Mandatory Registration. The Company shall file a registration statement (the "Registration Statement") covering the Shares and the Warrant Shares (the Shares and the Warrant Shares collectively referred to as the "Registrable Securities") as soon as practicable, but not later than the date it files its registration statement with respect to a registered public offering of its Common Stock (the "IPO Registration Statement") when the Common Stock is registered to be sold at an initial public offering, and shall use its best efforts to have such registration statement declared effective by the Securities and Exchange Commission (the "Commission"). The Company shall use its best efforts to maintain the effectiveness of the registration statement until
(i) all the securities registered thereunder have been sold, or (ii) three (3) years after the effective date thereof, whichever first occurs.

                  (b) Additional Warrants. In the event the registration statement is not filed when required by Section 1(a) or is not declared effective within 30 days of the effective date of the IPO Registration Statement, the Company will issue to the Holder, for each Share held


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by the Holder, one (1) non-redeemable warrant, exercisable for five years at an exercise price equal to the initial public offering price to purchase one (1) share of Common Stock (the "Additional Warrants"). The Registration Statement shall be amended to include the shares of Common Stock issuable upon the exercise of such Additional Warrants, and the Registrable Securities will be deemed to include such shares. The Additional Warrants will be issued within ten
(10) days of the date as of which the obligation to issue such warrants arises. The issuance of the Additional Warrants shall not relieve the Company of its obligations under Section 1(a); provided, however, that in the event the Additional Warrants are issued, the Company shall be obligated to use its best efforts to keep the Registration Statement effective until (i) all securities registered thereunder have been sold, or (ii) six (6) years after the issuance of the Additional Warrants, whichever occurs first.

                  (c) Cooperation with Company. The Holder will cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registerable Securities.

         2. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to use its best efforts to effect the registration of any of the Registerable Securities under the 1933 Act, the Company shall (except as otherwise provided in this Agreement), and expeditiously as possible:

                  (a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the 1933 Act with respect to the sale or other disposition of all securities covered by such Registration Statement whenever the Holder or Holders of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of Shares from time to time pursuant to Rule 415 of the Commission);

                  (b) furnish to each Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Shares owned by such Holder;

                  (c) use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Holder shall request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;


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                  (d) use its best efforts to list such securities on any
securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

                  (e) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

                  (f) notify each Holder of Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto covered by such Registration Statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                  (g) furnish, at the request of any Holder on the date such Registerable Securities are delivered to the underwriters for sale pursuant to such Registration Statement or, if such Registerable Securities are not being sold through underwriters, on the date the Registration Statement with respect to such Registerable Securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and to the Holder making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the Holder of such Registerable Securities may reasonably request and are customarily included in such an opinion and (ii) letters, dated, respectively, (1) the effective date of the Registration Statement and (2) the date such Registerable Securities are delivered to the underwriters, if any, for sale pursuant to such Registration Statement, from a firm of independent certified public accountants of recognized standing selected by the Company, addressed to the underwriters, if any, and to the Holder making such request, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as the Holder of such Registerable Securities may reasonably request and are customarily included in such letters; and

                  (h) take such other actions as shall be reasonably requested by any Holder to facilitate the registration and sale of such Holder's Registerable Securities; provided, however, that the Company shall not be obligated to take any actions not specifically required elsewhere herein which in the aggregate would cost in excess of $5,000.

         3. Expenses. All expenses incurred in any registration of the Holders' Registerable Securities under this Agreement shall be paid by the Company, including, without limitation, printing expenses, fees and disbursements of counsel for the Company, expenses of any audits to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration, all registration and filing fees for the Holders' Registerable Securities under federal and state securities laws, and expenses of


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complying with the securities or blue sky laws of any jurisdictions pursuant to
Section 2(d); provided, however, that the Company shall not be liable for (a) any discounts or commissions to any underwriter; (b) any stock transfer taxes incurred with respect to Registerable Securities sold in the Offering; or (c) the fees and expenses of counsel for any Holder, provided that the Company will pay the costs and expenses of Company counsel when the Company's counsel is representing any or all selling security holders.

         4. Indemnification. In the event any Registerable Securities are included in a Registration Statement pursuant to this Agreement:

                  (a) Company Indemnity. Without limitation of any other indemnity provided to any Holder, either in connection with the Offering or otherwise, to the extent permitted by law, the Company shall indemnify and, hold harmless each Holder, the affiliates, counsel, officers, directors and partners of each Holder, any underwriter (as defined in the 1933 Act) for such Holder, and each person, if any, who controls such Holder or underwriter (within the meaning of the 1933 Act or the Securities Exchange Act of 1934 (the "Exchange Act") (collectively, the "Indemnified Holders"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the Exchange Act or other federal or state law (collectively, the "Claims"), insofar as such Claims (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statements including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the Exchange Act or any state securities law or any rule or regulation promulgated under the 1933 Act, the Exchange Act or any state securities law, and the Company shall reimburse each such Indemnified Holder for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any Indemnified Holder in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information finished expressly for use in connection with such registration by any such Indemnified Holder.

                  The foregoing notwithstanding, the Company shall not be liable to the extent that any such Claim arises out of or is based upon a Violation or alleged Violation made in any preliminary prospectus if (i) such Indemnified Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities giving rise to such Claim and (ii) the Prospectus would have corrected such untrue statement or omission.

                  In addition, the Company shall not be liable to the extent that any such Claim arises out of or is based upon a Violation or alleged Violation in a Prospectus, (x) if such


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Violation or alleged Violation is corrected in an amendment or supplement to such Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Indemnified Holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale to the person who purchased a Registrable Security from such Indemnified Holder and who is asserting such Claim.

                  (b) Holder Indemnity. Each Holder shall indemnify and hold harmless the Company, its affiliates, its counsel, officers, directors, stockholders, representatives and partners, any underwriter (as defined in the 1933 Act) and each person, if any, who controls the Company or the underwriter (within the meaning of the 1933 Act or the Exchange Act), against any Claims joint or several) to which they may become subject under the 1933 Act, the Exchange Act or any state securities law, and each such Holder shall reimburse the Company and each such affiliate, counsel, officer, director, stockholder, representative or partner, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any such Claims insofar as such Claims (or actions and respect thereof) arise out of or are based upon written information provided by such Holder to the Company expressly for inclusion in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto.

                  (c) Notice: Right to Defend. Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this
Section 4, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in and if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Agreement only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Agreement.

                  If an indemnified party notifies an indemnifying party in writing that such indemnified party elects to employ separate counsel at the expense of the indemnifying party as permitted by the provisions of the preceding paragraph, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party.


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The foregoing notwithstanding, the indemnifying party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such indemnified party and any other indemnified parties (which firm shall be designated in writing by such indemnified parties) in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances.

                  Any indemnifying party shall not be liable for any settlement of any such action or proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the indemnifying party agrees to indemnify and hold harmless such indemnified parties from and against any loss or liability by reason of such settlement or judgment.

                  (d) Contribution. If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Claim referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder shall be obligated to contribute pursuant to the Agreement shall be limited to an amount equal to the proceeds to such Holder of the Registerable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such Claim or any substantially similar Claim arising from the sale of such Registerable Securities).

                  (e) Survival of Indemnity. The indemnification provided by this Agreement shall be a continuing right to indemnification and shall survive the registration and sale of any Registerable Securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

         5. Assignment of Registration Rights. The rights of the Holders under this Agreement, including the rights to cause the Company to register Registerable Securities may not be assigned without the written prior consent of the Company.

         6. Limitations on Other Registration Rights. Except as otherwise set forth in this


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Agreement, the Company shall not, without the prior written consent of the
Holders of Registerable Securities representing a majority thereof held by all the Holders, file any registration statement filed on behalf of any person (including the Company) other than a Holder to become effective during any period when the Company is not in compliance with this Agreement. The Company shall not include any securities other than the Registrable Securities in the registration statement required hereunder except with the consent of the majority of such Holders.

         7.       Remedies.

                  (a) Time is of the Essence. The Company agrees that time is of the essence of each of the covenants contained herein and that, in the event of a dispute hereunder, this Agreement is to be interpreted and construed in a manner that will enable the Holders to have the ability to sell their Registerable Securities as quickly as possible after the Registration Statement covering the Registerable Securities is to be filed in accordance with the terms of this Agreement. Any delay on the part of the Company not expressly permitted under this Agreement which exceeds five (5) days, whether otherwise material or not, shall be deemed a material breach of this Agreement.

                  (b) Remedies Upon Default or Delay. The Company acknowledges the breach of any part of this Agreement may cause irreparable harm to a Holder and that monetary damages alone may be inadequate. The Company therefore agrees that the Holder shall be entitled to injunctive relief or such other applicable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit a Holder's right to any remedies at law, including recovery of damages for breach of any part of this Agreement.

         8.       Notices.

                  (a) All communications under this Agreement shall be in writing and shall be mailed by first class mail, postage prepaid, or telegraphed or telexed with confirmation of receipt or delivered by hand or by overnight delivery service, (i) if to the Company at Rollerball International Inc., 9255 Doheny Road, Suite 2705, Los Angeles, California 90069, Attention: President,
(310) 275-5313, or at such other address as it may have furnished in writing to the Holders of Registerable Securities at the time outstanding, or (ii) if to any Holder of any Registerable Securities, to the address of such Holder as it appears in the stock or warrant ledger of the Company.

                  (b) Any notice so addressed, when mailed by registered or certified mail shall be deemed to be given three days after so mailed, when telegraphed or telexed shall be deemed to be given when transmitted, or when delivered by hand or overnight shall be deemed to be given when delivered.

         9. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns


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of the Company and each of the Holders.

         10. Amendment and Waiver. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of the Company and the holders of securities representing a majority of the Registerable Securities; provided, however, that no such amendment or waiver shall take away any registration right of any Holder of Registerable Securities or reduce the amount of reimbursable costs to any Holder of Registerable Securities in connection with any registration hereunder without the consent of such Holder; further provided, however, that without the consent of any other Holder of Registerable Securities, the Holder may from time to time enter into one or more agreements amending, modifying or waiving the provisions of this Agreement if such action does not adversely affect the rights or interest of any other Holder of Registerable Securities. No delay on the part of any party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any party of any right, power or remedy preclude any other or further exercise thereof, or the exercise of ally other right, power or remedy.

         11. Counterparts. One or more counterparts of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

         12. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York, without giving effect to the conflicts of law principles thereof.

         13. Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

         14. Pronouns: Headings. Unless the context otherwise requires, all personal pronouns used in this Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders, and if in the singular shall include the plural, and in the plural, the singular. The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the _______ day of ______________________, 1996.

Rollerball International, Inc.      ________________________________________
                                    Signature of Holder
By: _________________________       Lawrence Stumbaugh
Jack Forcelledo, President          Name of Holder

                                    1071 Yemassee Trail
                                    Stone Mountain, GA 30083
                                    Address of Holder


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